SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 13, 1998





                                   ZILOG, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                 001-13748             13-3092996
-----------------------------   -----------------    ----------------------
 (State or Other Jurisdiction      (Commission         (I.R.S. Employer
       of Incorporation)          File Number)      Identification Number)




     910 EAST HAMILTON AVENUE, CAMPBELL, CA                          95008
------------------------------------------------                 ---------------
    (Address of principal executive offices)                      (Zip Code)



                                 (408) 558-8500
                         --------------------------------
                         (Registrant's telephone number,
                              including area code)

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Item 5.   OTHER EVENTS.
          ------------

          On July 13, 1998, Zilog, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          (a)  Exhibits.

               99.1    Press Release dated July 13, 1998.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  July 15, 1998

                            ZILOG, INC.



                            By     /S/ RICHARD R. PICKARD
                              -----------------------------------
                                      Richard R. Pickard
                              Vice President, General Counsel and Secretary

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

                                  EXHIBIT INDEX
                                  -------------


      EXHIBIT NO.         DESCRIPTION
      -----------         -----------


         99.1             Press Release dated July 13, 1998.


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